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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2005

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                      0-20028                77-0214673
(State or Other Jurisdiction of    (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SFT I Loan Agreement

     On July 13, 2005, Valence Technology, Inc., entered into an agreement with SFT I, Inc., providing for a $20 million loan to Valence (the "LOAN AGREEMENT"). The loan will bear interest at the greater of 6.75% or LIBOR plus 4.00%. Interest on the loan will be payable monthly and the entire balance of the loan will be payable on July 12, 2010. The loan is guaranteed by Carl E. Berg, a director and our principal shareholder. In connection with the loan we purchased a rate cap agreement to protect against fluctuations in LIBOR for the full amount of the loan for three years.

     SFT may accelerate our obligations under the Loan Agreement if we fail to make payments as required by the Loan Agreement, if the rate cap which we purchased terminates prior to its scheduled termination date or if other standard events of default occur.

     In exchange for entry into the Loan Agreement and the guaranty of the loan, SFT and Mr. Berg were each issued three year warrants to purchase 600,000 shares of our common stock, at $2.74 per share, the closing price of our common stock on July 12, 2005. The warrants were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933. Additionally, we have entered into a registration rights agreement with SFT providing for registration rights covering the shares underlying the warrants issued as part of the transaction.

     This summary of the terms of the Loan Agreement is qualified in its entirety by the text of the Loan Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the registration rights agreement, the warrants issued and the press release announcing entry into the Loan Agreement are attached to this Form 8-K as Exhibits 10.2, 4.1, 4.2 and 99.1, respectively and are incorporated herein by reference.

Amendment to Berg & Berg Enterprises Loan Agreement

     Valence and Berg & Berg Enterprises, LLC are parties to two loan agreements dated July 17, 1990 and October 5, 2001, respectively, both as amended. On July 13, 2005, Berg & Berg and Valence amended these loan agreements to (i) extend the maturity date of the loans from September 30, 2006 to September 30, 2008 and
(ii) grant Berg & Berg the right to require that interest will accrue on the loans as compound interest rather than simple interest, effective October 1, 2006. In consideration for extending the maturity date of the loans, we have agreed to extend the expiration date of warrants to purchase 1,402,743 shares of common stock of Valence issued to Berg & Berg in connection with these loan agreements from October 5, 2005 to September 30, 2008.

     This summary of the terms of the amendment is qualified in its entirety by the text of the amendment, a copy of which is attached to this Form 8-K as
Exhibit 10.3 and is incorporated herein by reference.

Assignment of Purchase Right to Berg & Berg Enterprises

     On July 14, 2005, Valence assigned Berg & Berg the company's right to purchase its outstanding Series C-2 Convertible Preferred Stock held by Riverview Group LLC. See Item 2.04 below for a description of the material terms of the assignment.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

     On July 13, 2005, Valence received a $20 million loan from SFT pursuant to the Loan Agreement with SFT I, Inc. described in Item 1.01 above. The material terms of the Loan Agreement are set forth in Item 1.01 above, and are incorporated herein by reference.

ITEM 2.04 TRIGGERING EVENT THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION

     On July 11, 2005, Riverview Group LLC, exercised is optional right of redemption on $4.3 million of Series C-2 Convertible Preferred Stock held by them. The Series C-2 Stock has a mandatory redemption date of December 15, 2005. On July 14, 2005, Valence assigned its right to purchase the Series C-2 Stock to Berg & Berg. Berg & Berg is an affiliate of Carl Berg, a director and principal stockholder of the company. Pursuant to the terms of the assignment, Berg & Berg has agreed that the failure of the company to redeem the stock on the maturity date shall not constitute a default under the Series C-2 certificate of designations and has waived the accrual of any default interest applicable in such circumstance. Berg & Berg has also agreed that in the event the company does not redeem the stock at maturity the Series C-2 Stock will be convertible into the company's common stock at the lower of $4.00 or the closing price of the company's common stock on the conversion date.

     This summary of the terms of the assignment is qualified in its entirety by the text of the assignment, a copy of which is attached to this Form 8-K as
Exhibit 10.4 and is incorporated herein by reference. A copy of the press release announcing the assignment is attached to this Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On July 13, 2005, Valence issued warrants to purchase 1,200,000 shares of our common stock to SFT and Mr. Berg. Additionally, on July 13, 2005 Valence and Berg & Berg agreed to extend the expiration date of warrants to purchase 1,402,743 shares of common stock of Valence issued to Berg & Berg from October 5, 2005 to September 30, 2008.

     See Item 1.01 above for a description of the issuance and the extension of the warrant expiration date.

ITEM 8.01 OTHER EVENTS

     Reference is made to the press release of Valence Technology, Inc. issued on July 13, 2005, regarding financial guidance for the first and second quarters of the fiscal year ending March 31, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

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
ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION

4.1               Warrant to Purchase Common Stock, issued July 13, 2005 (SFT I, Inc.).

4.2               Warrant to Purchase Common Stock, issued July 13, 2005 (Berg & Berg Enterprises, LLC).

10.1              Loan Agreement dated July 13, 2005, by and between Valence Technology, Inc. and SFT I, Inc.

10.2              Registration Rights Agreement dated July 13, 2005, by and between Valence Technology, Inc. and
                  SFT I, Inc.

10.3              Amendment No. 12 and Amendment No. 4, to Loan Agreements, dated as of July 13, 2005.

10.4              Assignment Agreement, dated July 14, 2005, by and between Valance Technology, Inc. and Berg &
                  Berg Enterprises, LLC.

99.1              Press Release dated July 14, 2005.

99.2              Press Release dated July 13, 2005.

99.3              Press Release dated July 14, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALENCE TECHNOLOGY, INC.




Date:    July 15, 2005                     /s/ Kevin W. Mischnick
                                        --------------------------------------
                                        Name:    Kevin W. Mischnick
                                        Title:   Vice President of Finance and
                                                 Assistant Secretary



                                                   EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

4.1               Warrant to Purchase Common Stock, issued July 13, 2005 (SFT I, Inc.).

4.2               Warrant to Purchase Common Stock, issued July 13, 2005 (Berg & Berg Enterprises, LLC).

10.1              Loan Agreement dated July 13, 2005, by and between Valence Technology, Inc. and SFT I, Inc.

10.2              Registration Rights Agreement dated July 13, 2005, by and between Valence Technology, Inc. and
                  SFT I, Inc.

10.3              Amendment No. 12 and Amendment No. 4, to Loan Agreements, dated as of July 13, 2005.

10.4              Assignment Agreement, dated July 14, 2005, by and between Valance Technology, Inc. and Berg &
                  Berg Enterprises, LLC.

99.1              Press Release dated July 14, 2005.

99.2              Press Release dated July 13, 2005.

99.3              Press Release dated July 14, 2005.


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